                                                                    EXHIBIT 3.17

                               STATE OF DELAWARE

                        OFFICE OF THE SECRETARY OF STATE                 PAGE 1

                         -----------------------------


          I, EDWARD J. FREEL, SECRETARY OF STATE OF THE STATE OF DELAWARE, DO HEREBY CERTIFY THE ATTACHED IS A TRUE AND CORRECT COPY OF THE CERTIFICATE OF INCORPORATION OF "WT ACQUISITION CORPORATION", FILED IN THIS OFFICE
     ON THE ELEVENTH DAY OF SEPTEMBER, A.D. 1992, AT 10 O'CLOCK A.M.





                            [SEAL]     /s/ EDWARD J. FREEL
                                     ----------------------------------------
                                       Edward J. Freel, Secretary of State


2309758 8100                         AUTHENTICATION: 9208991

981283358                                      DATE: 07-21-98

                          CERTIFICATE OF INCORPORATION

                                       OF

                           WT ACQUISITION CORPORATION


     THE UNDERSIGNED, acting as the incorporator of a corporation under and in accordance with the General Corporation Law of the State of Delaware, hereby adopts the following Certificate of Incorporation for such corporation:

     1. Name. The name of the corporation is WT Acquisition Corporation (the "Corporation").

     2.  Duration.  The Corporation is to have perpetual existence.

     3. Purpose. The Purpose for which the Corporation is organized is to engage in any and all lawful acts and activities for which corporations may be organized under the General Corporation Law of the State of Delaware.

     4. Authorized Shares. The aggregate number of shares that the Corporation shall have authority to issue is 1,000 with the par value of $.01 per share. All of such shares shall be designated "Common Stock."

     5. Preemptive Rights and Cumulative Voting Denied. No holder of shares of the corporation of any class or series shall have any preemptive right to subscribe for, purchase or receive any shares of the corporation of any class or series now or hereafter authorized, or any options or warrants for such shares, or any securities convertible into or exchangeable for such shares, which may at any time be issued, sold or offered for sale by the corporation. Cumulative voting by the stockholders of the corporation at any election of directors of the corporation is hereby prohibited.

     6. Registered Office, Agent. The registered office of the Corporation is to be located at 1209 Orange Street, Wilmington, New Castle County, Delaware 19801. The name of its registered agent at such address is The Corporation Trust Company.

     7.  Incorporator.  The name and address of the incorporator is as follows:

                    Thomas Hall
                    Ferchill & Associates, P.C.
                    301 Congress Avenue, Suite 1400
                    Austin, Texas  78701

    8. Initial Directors. The powers of the incorporator shall terminate upon the filing of this certificate and the following persons shall serve as the directors of the corporation until their successors are duly elected and qualified:

       Al Green                 5737 Cullen Blvd.
                                Houston, Texas 77021

       J. Merritt Belisle       400 West 15th Street, Suite 1610
                                Austin, Texas 78701

    9. Arrangement with Creditors. The following provisions are included for the management of the business and for the conduct of the affairs of the Corporation, and for further definition, limitation and regulation of the powers of the Corporation and of its directors and stockholders:

         (a) The Board of Directors of the Corporation shall have the power, without the assent or vote of the stockholders, to adopt, amend or repeal the bylaws of the Corporation in such manner and subject to such limitations, if any, as shall be set forth in the bylaws.

         (b) Whenever a compromise or arrangement is proposed between this Corporation and its creditors or any class of them and/or between this Corporation and its stockholders or any class of them, any court of equitable jurisdiction within the State of Delaware may, on the application in a summary way of this Corporation or of any creditor or stockholder thereof or on the application of any receiver or receivers appointed for this Corporation under the provisions of section 291 of Title 8 of the Delaware Code or on the application of trustees in dissolution or of any receiver or receivers appointed for this Corporation under the provisions of section 279 of Title 8 of the Delaware Code order a meeting of the creditors or class of creditors, and/or of the stockholders or class of stockholders of this Corporation, as the case may be, to be summoned in such manner as the said court directs. If a majority in number representing three-fourths in value of the creditors or class of creditors, and/or of the stockholders or class of stockholders of this Corporation, as the case may be, agree to any reorganization of this Corporation as consequence of such compromise or arrangement, the said compromise or arrangement and the said reorganization shall, if sanctioned by the court to which the said application has been made, be binding on all the creditors or class of creditors, and/or on all the stockholders or class of stockholders, of this Corporation, as the case may be, and also on this Corporation.

    10. Direct Liability. To the fullest extent permitted by the General Corporation Law of the State of Delaware, as the same exists or may hereafter be amended, a director of the Corporation shall not be liable to the Corporation or its stockholders for monetary damages for breach of fiduciary duty as a director.

     11. Indemnification. The Corporation shall indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (whether or not by or in the right of the Corporation) by reason of the fact that he is or was a director, officer, employee, or agent of another corporation, partnership, joint venture, trust or other enterprise, against expenses (including attorney's fees), liability, loss, judgments, fines and amounts paid in settlement actually and reasonably incurred by him in connection with such action, suit or proceeding to the fullest extent permitted by either
(i) any applicable law in effect on the date of incorporation of the Corporation, or (ii) any law which becomes effective during the existence of the Corporation and which is applicable to it.

     I, THE UNDERSIGNED, being the incorporator hereinbefore named, for the purpose of forming a corporation pursuant to the General Corporation Law of the State of Delaware, hereby declaring and certifying that the facts herein stated are true, and accordingly have hereunto set my hand this 14th day of August, 1992.




                                               /s/ THOMAS HALL
                                               -----------------------------
                                               Thomas Hall

                               STATE OF DELAWARE

                        OFFICE OF THE SECRETARY OF STATE                  PAGE 1

                         -----------------------------


          I, EDWARD J. FREEL, SECRETARY OF STATE OF THE STATE OF DELAWARE, DO HEREBY CERTIFY THE ATTACHED IS A TRUE AND CORRECT COPY OF THE CERTIFICATE OF AMENDMENT OF "WT ACQUISITION CORPORATION", FILED IN THIS OFFICE
     ON THE FIFTEENTH DAY OF JUNE, A.D. 1993, AT 3:30 O'CLOCK P.M.





                            [SEAL]     /s/ EDWARD J. FREEL
                                     ----------------------------------------
                                       Edward J. Freel, Secretary of State


2309758 8100                         AUTHENTICATION: 9208992

981283358                                      DATE: 07-21-98

                          CERTIFICATE OF AMENDMENT OF

                        CERTIFICATE OF INCORPORATION OF

                           WT ACQUISITION CORPORATION


     It is hereby certified that:

     1. The name of the corporation (hereinafter called the "Corporation") is WT Acquisition Corporation.

     2. The Certificate of Incorporation of the Corporation is hereby amended by deleting Article 4 thereof and by substituting in lieu thereof a new Article 4 as set forth below.

The new Article 4 is as follow:

          "4. The total number of shares of stock which the corporation shall have authority to issue is 34,110, and the par value of each of such shares is $.01. Such shares shall be divided into 1,000 shares of Class A Common Stock (the "Class A Common Stock"), 16,300 shares of Class B-1 Common
     Stock (the "Class B-1 Common Stock"), 16,300 shares of Class B-2 Common Stock (the "Class B-2 Common Stock"), and together with the Class B-1 Common Stock, the "Class B Common Stock"), and 510 shares of Class C Common Stock (the "Class C Common Stock").

          The designations, powers, preferences and relative, participating, optional and other special rights with respect to the Class A Common Stock, the Class B Common Stock and the Class C Common Stock, and the qualifications, restrictions and limitations thereof, are as follows:

          1.  Voting Rights.

          The holders of the Class A Common Stock and Class B-2 Common Stock shall each have one vote per share of Class A Common Stock or Class B-2 Common Stock held by them on all matters to be voted on by the corporation's stockholders. Except as may be required by law, the holders of the Class B-1 Common Stock and Class C Common Stock have no right to vote on any matter.

          2.  Dividends.

          Dividends shall be paid on the Class A Common Stock, the Class B Common Stock and the Class C Common Stock at such times as may be declared by the board of directors.

     3.   Rights Upon Liquidation.

     Upon any liquidation (partial or complete), dissolution or winding up of the corporation, the corporation shall distribute the assets of the corporation (the "Available Assets") legally available for distribution to its stockholders after making adequate provision for (i) all contingent and other liabilities of the corporation, including, without limitation, any and all indebtedness, fees, penalties, profits interests or other amounts or payments due from the corporation to any creditor of the corporation, and (ii) the fair market value of any warrants or options to acquire any equity securities of the corporation issued by the corporation to any creditor of the corporation, in accordance with the provisions of this Section 3.

     3A. Definitions. For the purpose of this Section 3, the following terms shall have the following meanings:

     "Class A Holders" means the holders of shares of Class A Common Stock.

     "Class B Holders" means the holders of shares of Class B Common Stock.

     "Class C Holders" means the holders of shares of Class C Common Stock.

     "Closing Date" means June 18, 1993.

     "Distribution Date" means each date upon which a complete or partial liquidating distribution is made to the stockholders of the corporation.

     "IRR" means, as of any Distribution Date, the rate which if used to discount the cash payments described in the next sentence to present value as of the Closing Date would cause the net present value of such payments to equal zero. In calculating IRR, (i) each cash payment received from the corporation by the holders of Junior Notes, Class B Common Stock and Class C Common Stock (collectively, the "Investments") prior to such Distribution Date shall be a positive item, (ii) the amount of Available Assets to be distributed by the corporation to its stockholders on such Distribution Date shall be a positive item, (iii) each cash disbursement made by the holders of Junior Notes, Class B Common Stock and Class C Common Stock directly to the corporation or on behalf of the corporation and attributable to the Investments prior to such Distribution Date, including, without limitation, the original purchase prices for the Investments pursuant to the Purchase Agreement, shall be a negative item, (iv) all cash payments received from the corporation by the holders of Junior Notes, Class B Common

Stock or Class C Common Stock shall be discounted from the date of actual receipt by such holders, and (v) fees and payments in reimbursement of expenses of holders of Junior Notes, Class B Common Stock or Class C Common Stock and their affiliates pursuant to the Purchase Agreement shall be disregarded in calculating the IRR.

     "Junior Note" means the 11.45% Junior Subordinated Promissory Note of the Company in aggregate principal amount of $2,000,000 issued pursuant to the Purchase Agreement. "Junior Notes" means the Junior Note and any promissory notes issued in replacement thereof or upon conversion thereof in payment of accrued interest thereon.

     "Proportionate Share" means (a) with respect to any Class A Holder, the quotient, expressed as a percentage, obtained by dividing (i) the number of shares of Class A Common Stock held by such Class A Holder on the date of the determination of its Proportionate Share by (ii) the number of shares of Class A Common Stock held by all Class A Holders as of such date, (b) with respect to any Class B Holder, the quotient, expressed as a percentage, obtained by dividing (i) the number of shares of Class B Common Stock held by such Class B Holder on the date of the determination of its Proportionate Share by (ii) the number of shares of Class B Common Stock held by all Class B Holders as of such date, (c) with respect to any Class C Holder, the quotient, expressed as a percentage, obtained by dividing (i) the number of shares of Class C Common Stock held by such Class C Holder on the date of the determination of its Proportionate Share by (ii) the number of shares of Class C Common Stock held by all Class C Holders as of such date, and (d) with respect to any Class B Holder or Class C Holder in connection with any distribution to the Class B Holders and the Class C Holders as a group, the quotient, expressed as a percentage, obtained by dividing the number of shares of Class B Common Stock or Class C Common Stock, as the case may be, held by such Class B Holder or Class C Holder on the date of determination of its Proportionate Share by (ii) the aggregate number of shares of Class B Common Stock and Class C Common Stock held by all Class B Holders and Class C Holders as of such date.

     "Purchase Agreement" means the Purchase Agreement among the Company and the original Class A Holders, Class B Holders and Class C Holders dated June 18, 1993.

     3B. Distributions. The amount of the Available Assets distributed to the Class A Holders, the Class B Holders and the Class C Holders on any Distribution Date in connection with a partial or complete liquidation of the corporation shall be determined as follows:

     (a) First, all such Available Assets shall be distributed to the Class B Holders and Class C Holders, as a group, pari passu in accordance with their Proportionate Shares until they shall have received an aggregate of $1,681,000; and

     (b) Second, all such Available Assets remaining after the distributions pursuant to subparagraph (a) above shall be distributed to the Class A Holders, Class B Holders and Class C Holders as follows:

          (i) If IRR as of such Distribution Date is less than 16%, then all of such remaining Available Assets shall be distributed to the Class B Holders pari passu in accordance with their Proportionate Shares;

          (ii) If IRR as of such Distribution Date is equal to or greater than 16% but less than 21%, then such remaining Available Assets shall be distributed to the Class A Holders, the Class B Holders and the Class C Holders in the amounts necessary to cause (x) 97.5% of all Available Assets distributed on and prior to such Distribution Date to be distributed to the Class B Holders and the Class C Holders, as a group, pari passu in accordance with their Proportionate Shares, and (y) 2.5% of all Available Assets distributed on and prior to such Distribution Date to be distributed to the Class A Holders;

          (iii) If IRR as of such Distribution Date is equal to or greater than 21% but less than 26%, then such remaining Available Assets shall be distributed to the Class A Holders, the Class B Holders and the Class C Holders in the amounts necessary to cause (x) 92.5% of all Available Assets distributed on and prior to such Distribution Date to be distributed to the Class B Holders and the Class C Holders, as a group, pari passu in accordance with their Proportionate Shares, and (y) 7.5% of all Available Assets distributed on and prior to such Distribution Date to be distributed to the Class A Holders;

          (iv) If IRR as of such Distribution Date is equal to or greater than 26% but less than 31%, then such remaining Available Assets shall be distributed to the Class A Holders, the Class B Holders and the Class C Holders in the amounts necessary to cause (x) 90% of all Available Assets distributed on and prior to such Distribution Date to be distributed to the Class B Holders and the Class C Holders, as a group, pari passu in accordance with their Proportionate Shares, and (y) 10% of all Available Assets distributed on and prior to such Distribution Date to be distributed to the Class A Holders;

          (v) If IRR as of such Distribution Date is equal to or greater than 31% but less than 36%, then such remaining Available Assets shall be distributed to the Class A Holders, the Class B Holders and the Class C Holders in the amounts necessary to cause (x) 87.5% of all Available Assets distributed on and prior to such Distribution Date to be distributed to the Class B Holders and the Class C Holders, as a group, pari passu in accordance with their Proportionate Shares, and (y) 12.5% of all Available Assets distributed on and prior to such Distribution Date to be distributed to the Class A Holders;

          (vi) If IRR as of such Distribution Date is equal to or greater than 36% but less than 41%, then such remaining Available Assets shall be distributed to the Class A Holders, the Class B Holders and the Class C Holders in the amounts necessary to cause (x) 85% of all Available Assets distributed on and prior to such Distribution Date to be distributed to the Class B Holders and the Class C Holders, as a group, pari passu in accordance with their Proportionate Shares, and (y) 15% of all Available Assets distributed on and prior to such Distribution Date to be distributed to the Class A Holders; and

          (vii) If IRR as of such Distribution Date is equal to or greater than 41%, then such remaining Available Assets shall be distributed to the Class A Holders, the Class B Holders and the Class C Holders in the amounts necessary to cause (x) 80% of all Available Assets distributed on and prior to such Distribution Date to be distributed to the Class B Holders and the Class C Holders, as a group, pari passu in accordance with their Proportionate Shares, and (y) 20% of all Available Assets distributed on and prior to such Distribution Date to be distributed to the Class A Holders.

     4.   Conversion.

     4A. Conversion of Class B-2 Common Stock. Each record holder of Class B-2 Common Stock is entitled at any time after June 18, 1995 and from time to time thereafter the convert any or all of the shares of such holder's Class B-2 Common Stock into the same number of shares of Class B-1 Common Stock.

     4B. Conversion of Class B-1 Common Stock. Each record holder of Class B-1 Common Stock is entitled at any time after June 18, 1995 and from time to time thereafter the convert any or all of the shares of such holder's Class B-1 Common Stock into the same number of shares of Class B-2 Common Stock; provided, that no holder of Class B-1 Common Stock is entitled to convert any share or shares of Class B-1 Common Stock to the extent that such conversion would be inconsistent with any law or any regulation, rule or other requirement of any governmental authority applicable at the time of such conversion relating to the direct or indirect ownership, control or power to vote securities of the kind issued by the corporation.

     4C.  Conversion Procedure.

          (i) Each conversion of shares of Class B-1 Common Stock into Class B-2 Common Stock or of Class B-2 Common Stock into Class B-1 Common Stock pursuant to the foregoing paragraphs 4A and 4B will be effected by the surrender of the certificate or certificates representing the shares to be converted at the principal office of the corporation during normal business hours, together with a written notice by the holder of such stock being converted stating (A) that such holder desires to convert the shares, or a stated number of the shares, of the stock represented by such certificate or certificates into the class of common stock of the corporation specified in such notice, and (B) in the case of a conversion of Class B-1 Common Stock into Class B-2 Common Stock, that upon such conversion such holder and its affiliates will not directly or indirectly own, control or have the power to vote a greater quantity of securities of any kind issued by the corporation than such holder and its affiliates are permitted to own, control or have the power to vote under any applicable law or any regulation, rule or other governmental requirement (and such statement will obligate the corporation to issue such Class B-2 Common Stock). Such conversion will be deemed to have been effectuated as of the close of business on the date on which such certificate or certificates have been surrendered and such notice has been received, and at such time the rights of the holder of the converted stock as such holder will cease and the person or persons in whose name or names the certificate or certificates for shares of Class B-1 Common Stock or Class B-2 Common Stock, as the case may be, into which such stock was converted was or were registered will be deemed to have become the holder or holders of record of such shares.

          (ii) Promptly after such surrender and the receipt of such written notice, the corporation will issue and deliver in accordance with the surrendering holder's instructions (A) the certificate or certificates for the Class B-1 Common Stock or Class B-2 Common Stock, as the case may be, issuable upon such conversion, and (B) a certificate representing any Class B-1 Common Stock or Class B-2 Common Stock, as the case may be, which was represented by the certificate or certificates delivered to the corporation in connection with such conversion but which was not converted.

          (iii) The corporation shall not in any manner subdivide (by stock split, stock dividend or otherwise) or combine (by reverse stock split or otherwise) any share of any class of common stock of the corporation.

          (iv) The issuance of certificates for shares of Class B-1 Common Stock or Class B-2 Common Stock, as the case may be, upon conversion of any Class B-2 Common Stock or Class B-1 Common Stock, respectively, will be made without charge to the holders of such shares for any issuance tax in respect thereof or other cost incurred by the corporation in connection with such conversion and the related issuance of shares of such Class B-2 Common Stock or Class B-1 Common Stock, as the case may be.

          (v) The corporation will not close its books against the transfer of any class of Class B-1 Common Stock or Class B-2 Common Stock issued or issuable upon conversion of Class B-2 Common Stock or Class B-1 Common Stock, respectively, in any manner which would interfere with the timely conversion of any Class B-1 Common Stock or Class B-2 Common Stock, as the case may be.

     3. The Certificate of Incorporation of the Corporation is hereby amended by deleting Article 5 thereof and by substituting in lieu thereof a new Articles as set forth below.

     The new Article 5 is as follows:

          5. Cumulative Voting Denied. Cumulative voting by the stockholders of the corporation at any election of directors of the corporation is hereby prohibited.

     4. The Certificate of Incorporation of the Corporation is hereby amended by deleting the existing paragraph (b) of Article 9 thereof, and by adding a new paragraph (b) to Article 9 thereof, which shall read as follows:

     (b) At all meetings of the Board of Directors of the Corporation a majority of the entire Board, which shall include at least a majority of the directors (the "Majority Purchaser Directors") designated by the Purchaser (as that term is defined in the Purchase Agreement) (which, if the Purchaser has designated one or two directors only, shall mean at least one such director), shall be necessary to and shall constitute a quorum for the transaction of business at any meeting of the Board of Directors, unless otherwise provided by any applicable provision of law or by this Certificate of Incorporation. Anything to the contrary in this

     Certificate of Incorporation to the contrary notwithstanding, the provisions of this Article 9(b) shall not be amended, altered or repealed unless such action is first approved by affirmative vote or consent of the Board of Directors, which shall include the affirmative vote or consent of the Majority Purchaser Directors and at least one director designated by the holders of the Class A Common Stock.

     5. The amendment of the Certificate of Incorporation herein certified has been duly adopted in accordance with the provisions of Section 242 of the General Corporation Law of the State of Delaware.

                                    * * * *

     Signed and attested to on June 15, 1993.

                                             WT ACQUISITION CORPORATION

                                             By: /s/ J. MERRITT BELISLE
                                                 -----------------------------
                                                 J. Merritt Belisle
                                                 President

Attest:

/s/ CARY FERCHILL
--------------------------------
Cary Ferchill
Assistant Secretary

                               STATE OF DELAWARE

                        OFFICE OF THE SECRETARY OF STATE  PAGE 1

                         -----------------------------


          I, EDWARD J. FREEL, SECRETARY OF STATE OF THE STATE OF DELAWARE, DO HEREBY CERTIFY THE ATTACHED IS A TRUE AND CORRECT COPY OF THE CERTIFICATE OF AMENDMENT OF "WT ACQUISITION CORPORATION", FILED IN THIS OFFICE ON THE TWENTY-FIFTH DAY OF JULY, A.D. 1994, AT 8:30 O'CLOCK A.M.





                            [SEAL]     /s/ EDWARD J. FREEL
                                     ----------------------------------------
                                       Edward J. Freel, Secretary of State


2309758 8100                         AUTHENTICATION: 9208993

981283358                                      DATE: 07-21-98

                          CERTIFICATE OF AMENDMENT OF

                        CERTIFICATE OF INCORPORATION OF

                           WT ACQUISITION CORPORATION

     It is hereby certified that:

     1. The name of the corporation (hereinafter called the "Corporation") is WT Acquisition Corporation.

     2. The Certificate of Incorporation of the Corporation is hereby amended by deleting Article 4 thereof and by substituting in lieu thereof a new Article 4 set forth below.

     The new Article 4 is as follows:

          "4. The total number of shares of stock which the Corporation shall have authority to issue is 69,110. Such shares shall be divided into 32,000 shares of Class A 11% PIK Redeemable Preferred Stock (Series A), $1,000.00 par value per share (the "Preferred Stock (Series A)") and 3,000 shares of Class A 11% PIK Redeemable Preferred Stock (Series B), $1,000.00 par value per share (the "Preferred Stock (Series B)") (collectively, the Preferred Stock (Series A) and the Preferred Stock (Series B) are referred to as the "Preferred Stock"), 1,000 shares of Class A Common Stock, $.01 par value per share (the "Class A Common Stock"), 16,300 shares of Class B-1 Common Stock, $.01 par value per share (the "Class B-1 Common Stock"), 16,300 shares of Class B-2 Common Stock, $.01 par value per share (the "Class B-2 Common Stock," and together with the Class B-1 Common Stock, the "Class B Common Stock"), and 510 shares of Class C Common Stock, $.01 par value per share (the "Class C Common Stock") (collectively, the Class A Common Stock, the Class B Common Stock and the Class C Common Stock are referred to as the "Common Stock").

     The designations, powers, preferences and relative, participating, optional and other special rights with respect to the Preferred Stock, the Class A Common Stock, the Class B Common Stock and the Class C Common Stock, and the qualifications, restrictions and limitations thereof, are as follows:

          1.   Voting Rights.

     Except as provided herein, the holders of Preferred Stock shall have no voting rights with regard to matters submitted to a vote of the stockholders. The affirmative consent or vote of at least eighty percent (80%) of the outstanding shares of Preferred Stock, voting as a class, shall be required with respect to any action (a) which would alter the powers, preferences and rights of the holders of shares of Preferred Stock materially and adversely or
(b) which would create any
     new class or series of any stock of the Corporation having preference over or being on a parity with the Preferred Stock or (c) which would increase the authorized number of shares of Preferred Stock. The holders of the Class A Common Stock and Class B-2 Common Stock shall each have one vote per share of Class A Common Stock or Class B-2 Common Stock held by them on all matters to be voted on by the Corporation's stockholders. Except as may be required by law, the holders of the Class B-1 Common Stock and Class C Common Stock shall have no right to vote on any matter.

          2.   Dividends.

          The holders of the Preferred Stock will be entitled to dividends as follows:

          Commencing on July 26, 1994, a cumulative dividend equal to $110.00 per share per annum shall accrue on the Preferred Stock and shall become due and payable on September 30, 1994 and on each December 31, March 31, June 30 and September 30 of each year thereafter.

          Dividends on the Preferred Stock shall be payable on each date provided therefor (a "Preferred Stock Dividend Payment Date") solely in the form of additional shares of Preferred Stock (Series A) and issued to the registered holder thereof in the amount of such dividend payable on such Preferred Stock Dividend Payment Date.

          Dividends shall be paid on the Class A Common Stock, the Class B Common Stock and the Class C Common Stock at such times as may be declared by the board of directors.

          3.   Rights Upon Liquidation.

          Upon any liquidation (partial or complete), dissolution or winding up of the Corporation (a "Liquidating Event"), the Corporation shall distribute the assets of the Corporation (the "Available Assets") legally available for distribution to its stockholders after making adequate provision for (i) all contingent and other liabilities of the Corporation, including, without limitation, any and all indebtedness, fees, penalties, profits interests or other amounts or payments due from the Corporation to any creditor of the Corporation, (ii) the Preferred Stock Liquidation Preference (as defined below) in accordance with the following paragraph and (iii) the fair market value of any warrants or options' to acquire any equity securities of the Corporation issued by the Corporation to any creditor of the Corporation, in accordance with the provisions of this
     Section 3.

          In the event of a Liquidating Event, the holders of Preferred Stock shall be entitled to receive, prior and in preference to any distribution of any of the assets of the Corporation to the holders of the Common Stock, by reason of their ownership thereof, an amount equal to $1,000.00 per share (the "Preferred Stock Liquidation Preference"), plus any accrued and unpaid dividends. Written notice of any such liquidation, dissolution or winding up, stating a payment date, the place where such payment shall be made, the amount of each liquidating payment and the amount of accrued dividends to be paid, shall be given by first class mail, postage paid, not less than thirty (30) days prior to the payment date stated therein, to each holder of record of the Preferred Stock at such holder's address as shown on the records of the Corporation. If upon the occurrence of such event, the assets and funds to be thus distributed among the holders of the Preferred Stock shall be insufficient to permit the payment to such holders of the full amount due hereunder, then the holders of Preferred Stock shall share ratably in any distribution of assets of the Corporation in proportion to the respective amounts which would otherwise be payable with respect to the shares of Preferred Stock held by them upon such distribution if the full amount payable on or with respect to such shares were paid in full.

          To the extent Available Assets exist after the payment of or provision for the liabilities set forth above, such Available Assets shall be distributed in accordance with the remainder of this Section 3.

          3A. Definitions. For the purposes of this Section 3, the following terms shall have the following meanings:

               "Class A Holders" means the holders of shares of Class A Common Stock.

               "Class B Holders" means the holders of shares of Class B Common Stock.

               "Class C Holders" means the holders of shares of Class C Common Stock.

               "Distribution Date" means each date upon which a complete or partial liquidating distribution is made to the stockholders of the Corporation.

               "IRR" means, as of any Distribution Date, the rate which if used to discount the cash payments described in the next sentence to present value would cause the net present value of such payments to equal zero. In calculating IRR, (i) each cash payment received from the Corporation by the holders of Junior Notes, Class B Stock and Class C Stock (collectively, the "Investments") prior to such Distribution Date shall be a positive item, and all such cash payments shall be discounted from the date of actual receipt by such holders, (ii) the amount of Available Assets to be distributed by the Corporation to its stockholders on such Distribution Date shall be a positive item, (iii) each cash disbursement made by the holders of Junior Notes, Class B Stock and Class C Stock directly to the Corporation or on behalf of the Corporation and attributable to the Investments prior to such Distribution Date, including, without limitation, the original purchase prices for the Investments received by the

          Corporation, shall be a negative item, and each such cash disbursement shall be discounted from the date of actual receipt by the Corporation, and (iv) fees and payments in reimbursement of expenses of holders of Junior Notes, Class B Stock or Class C Stock and their affiliates pursuant to the Purchase Agreement shall be disregarded in calculating the IRR.

               "Junior Note" means the 11.45% Junior Subordinated Promissory Note of the Company in aggregate principal amount of $2,000,000 issued to the Class B Holders. "Junior Notes" means the Junior Note and any promissory notes issued in replacement thereof or upon conversion thereof in payment of accrued interest thereon.

               "Proportionate Share" means (a) with respect to any Class A Holder, the quotient, expressed as a percentage, obtained by dividing
          (i) the number of shares of Class A Common Stock held by such Class A Holder on the date of the determination of its Proportionate Share by
          (ii) the number of shares of Class A Common Stock held by all Class A Holders as of such date, (b) with respect to any Class B Holder, the quotient, expressed as a percentage, obtained by dividing (i) the number of shares of Class B Common Stock held by such Class B Holder on the date of the determination of its Proportionate Share by (ii) the number of shares of Class B Common Stock held by all Class B Holders as of such date, (c) with respect to any Class C Holder, the quotient, expressed as a percentage, obtained by dividing (i) the number of shares of Class C Common Stock held by such Class C Holder on the date of the determination of its Proportionate Share by (ii) the number of shares of Class C Common Stock held by all Class C Holders as of such date, and (d) with respect to any Class B Holder or Class C Holder in connection with any distribution to the Class B Holders and Class C Holders as a group, the quotient, expressed as a percentage, obtained by dividing the number of shares of Class B Common Stock or Class C Common Stock, as the case may be, held by such Class B Holder or Class C Holder on the date of determination of its Proportionate Share by (ii) the aggregate number of shares of Class B Common Stock and Class C Common Stock held by all Class B Holders and Class C Holders as of such date.

          3B. Distributions. The amount of the Available Assets distributed to the Class A Holders, the Class B Holders and the Class C Holders on any Distribution Date in connection with a partial or complete liquidation of the Corporation shall be determined as follows:

               (a) First, all such Available Assets shall be distributed to the Class B Holders and Class C Holders, as a group, pari passu in accordance with their Proportionate Shares until they shall have received an aggregate of $1,681,000; and

               (b) Second, all such Available Assets remaining after the distributions pursuant to subparagraph (a) above shall be distributed to the Class A Holders, Class B Holders and Class C Holders as follows:

                    (i) If IRR as of such Distribution Date is less than 16%, then all of such remaining Available Assets shall be distributed to the Class B Holders pari passu in accordance with their Proportionate Shares;

                    (ii) If IRR as of such Distribution Date is equal to or
               greater than 16% but less than 21%, then such remaining Available Assets shall be distributed to the Class A Holders, the Class B Holders and the Class C Holders in the amounts necessary to cause
               (x) 97.5% of all Available Assets distributed on and prior to such Distribution Date to be distributed to the Class B Holders and the Class C Holders, as a group, pari passu in accordance with their Proportionate Shares, and (y) 2.5% of all Available Assets distributed on and prior to such Distribution Date to be distributed to the Class A Holders;

                    (iii) If IRR as of such Distribution Date is equal to or
               greater then 21% but less than 26%, then such remaining Available Assets shall be distributed to the Class A Holders, the Class B Holders and the Class C Holders in the amounts necessary to cause
               (x) 92.5% of all Available Assets distributed on and prior to such Distribution Date to be distributed to the Class B Holders and the Class C Holders, as a group, pari passu in accordance with their Proportionate Shares, and (y) 7.5% of all Available Assets distributed on and prior to such Distribution Date to be distributed to the Class A Holders;

                    (iv) If IRR as of such Distribution Date is equal to or
               greater than 26% but less than 31%, then such remaining Available Assets shall be distributed to the Class A Holders, the Class B Holders and the Class C Holders in the amounts necessary to cause
               (x) 90% of all Available Assets distributed on and prior to such Distribution Date to be distributed to the Class B Holders and the Class C Holders, as a group, pari passu in accordance with their Proportionate Shares, and (y) 10% of all Available Assets distributed on and prior to such Distribution Date to be distributed to the Class A Holders;

                    (v) If IRR as of such Distribution Date is equal to or
               greater then 31% but less than 36%, then such remaining Available Assets shall be distributed to the Class A Holders, the Class B Holders and the Class C Holders in the amounts necessary to cause (x) 87.5% of all Available Assets distributed on and prior to such Distribution Date to be distributed to the Class B Holders and the Class C Holders, as a group, pari passu in accordance with their Proportionate Shares, and (y) 12.5% of all Available Assets distributed on and prior to such Distribution Date to be distributed to the Class A Holders;

                    (vi) If IRR as of such Distribution Date is equal to or
               greater than 36% but less than 41%, then such remaining Available Assets shall be distributed to the Class A Holders, the Class B Holders and the Class C Holders in the amounts necessary to cause
               (x) 85% of all Available Assets distributed on and prior to such Distribution Date to be distributed to the Class B Holders and the Class C Holders, as a group, pari passu in accordance with their Proportionate Shares, and (y) 15% of all Available Assets distributed on and prior to such Distribution Date to be distributed to the Class A Holders; and

                    (vii) If IRR as of such Distribution Date is equal to or
               greater than 41%, then such remaining Available Assets shall be distributed to the Class A Holders, the Class B Holders and the Class C Holders in the amounts necessary to cause (x) 80% of all Available Assets distributed on and prior to such Distribution Date to be distributed to the Class B Holders and the Class C Holders, as a group, pari passu in accordance with their Proportionate Shares, and (y) 20% of all Available Assets distributed on and prior to such Distribution Date to be distributed to the Class A Holders.

          4.   Conversion.

          4A. Conversion of Class B-2 Common Stock. Each record holder of Class B-2 Common Stock is entitled at any time after July 27, 1995 and from time to time thereafter, to convert any or all of the shares of such holder's Class B-2 Common Stock into the same number of shares of Class B-1 Common Stock.

          4B. Conversion of Class B-1 Common Stock. Each record holder of Class B-1 Common Stock is entitled at any time after July 27, 1995 and from time to time thereafter to convert any or all of the shares of such holder's Class B-1 Common Stock into the same number of shares of Class B-2 Common Stock; provided, that no holder of Class B-1 Common Stock is entitled to convert any share or shares of Class B-1 Common Stock to the extent that such conversion would be inconsistent with any law or any regulation, rule or other requirement of any governmental authority applicable at the time of such conversion relating to the direct or indirect ownership, control or power to vote securities of the kind issued by the Corporation.

          4C.  Conversion Procedure.

               (i) Each conversion of shares of Class B-1 Common Stock into Class B-2 Common Stock or of Class B-2 Common Stock into Class B-1 Common Stock pursuant to the foregoing paragraphs 4A and 4B will be effected by the surrender of the certificate or certificates representing the shares to be converted at the principal office of the Corporation during normal business hours, together with a written notice by the holder of such stock being converted stating (A) that such holder desires to convert the shares, or a stated number of the shares, of the stock represented by such certificate or certificates into the class of common stock of the Corporation specified in such notice, and (B) in the case of a conversion of Class B-1 Common Stock into Class B-2 Common Stock, that upon such conversion such holder and its affiliates will not directly or indirectly own, control or have the power to vote a greater quantity of securities of any kind issued by the Corporation than such holder and its affiliates are permitted to own, control or have the power to vote under any applicable law or any regulation, rule or other governmental requirement (and such statement will obligate the Corporation to issue such Class B-2 Common Stock). Such conversion will be deemed to have been effectuated as of the close of business on the date on which such certificate or certificates have been surrendered and such notice has been received, and at such time the rights of the holder of the converted stock as such holder will cease and the person or persons in whose name or names the certificate or certificates for shares of Class B-1 Common Stock or Class B-2 Common Stock, as the case may be, into which such stock was converted was or were registered will be deemed to have become the holder or holders of record of such shares.

               (ii) Promptly after such surrender and the receipt of such written notice, the Corporation will issue and deliver in accordance with the surrendering holder's instructions (A) the certificate or certificates for the Class B-1 Common Stock or Class B-2 Common Stock, as the case may be, issuable upon such conversion, and (B) a certificate representing any Class B-1 Common Stock or Class B-2 Common Stock, as the case may be, which was represented by the certificate or certificates delivered to the Corporation in connection with such conversion but which was not converted.

               (iii) The Corporation shall not in any manner subdivide (by stock split, stock dividend or otherwise) or combine (by reverse stock split or otherwise) any share of any class of common stock of the Corporation.

               (iv) The issuance of certificates for shares of Class B-1 Common Stock or Class B-2 Common Stock, as the case may be, upon conversion of any Class B-2 Common Stock or Class B-1 Common Stock, respectively, will be made without charge to the holders of such shares for any issuance tax in respect thereof or other cost incurred by the Corporation in connection with such conversion and the related issuance of shares of such Class B-2 Common Stock or Class B-1 Common Stock, as the case may be.

               (v) The Corporation will not close its books against the transfer of any class of Class B-1 Common Stock or Class B-2 Common Stock issued or issuable upon conversion of Class B-2 Common Stock or Class B-1 Common Stock, respectively, in any manner which would interfere with the timely conversion of any Class B-1 Common Stock or Class B-2 Common Stock, as the case may be.

          5.   Redemption of Preferred Stock.

          The Corporation shall redeem the outstanding shares of Preferred Stock as follows:

          5A.  Redemption at the Option of the Corporation.

          The Corporation shall have the right to redeem the outstanding shares of Preferred Stock, at any time, in whole or in part, at a redemption price per share equal to $1,000.00 (the "Redemption Price") plus any accrued and unpaid dividends.

          5B.  Redemption at the Option of the Holder.

          The Preferred Stock shall be subject to mandatory redemption, in whole or in part, at a redemption price per share equal to the Redemption Price, plus any accrued and unpaid dividends, at the election of the holder thereof, at any time after the earliest to occur of the following events:

               (i)   January 26, 2003:

               (ii) The effective date of a Change of Control (as defined below);

               (iii) The effective date of (A) the sale, lease or exchange of all or substantially all of the assets of the Corporation or (B) any merger or consolidation to which the Corporation or any subsidiary is a party other than the merger of a wholly-owned subsidiary into the Corporation; or

               (iv) The occurrence of a material default that remains uncured an unwaived after the expiration of all applicable cure periods under the Credit Facility (as defined below) or any credit facility replacing in whole or in part the Credit Facility.

          For purposes of this Section 5B, the terms "Change of Control" and "Credit Facility" shall have the meanings set forth therefor in the amended and restated Stockholders' Agreement dated July 26, 1994, among the Corporation and its Shareholders.

          5C.  Procedure for Redemption.

               (a) The Corporation shall redeem the Preferred Stock ratably among the holders of the Preferred Stock as shown on the records of the Corporation on the date of notices as hereinafter provided based on their respective percentage ownership of outstanding shares of Preferred Stock, and shall pay all dividends outstanding on the Preferred Stock to be redeemed at each payment date.

               (b) The Corporation shall give the holders of the Preferred Stock not less than thirty (30) nor more than forty-five (45) days' prior written notice of the Redemption Date and the amount of each Redemption Payment and shall set forth the amount of accrued dividends to be paid.

               (c) All Preferred Stock redeemed, purchased or otherwise acquired by the Corporation shall be retired and cancelled and shall not be reissuable.

               (d) Notice shall be deemed given when personally delivered or deposited in the United States mail, postage prepaid, first class mail, to each holder of Preferred Stock to be redeemed at the address of such holder as the same shall appear on the share records of the Corporation. No failure of any stockholder to receive any such Notice of Redemption nor the failure of the Corporation to mail or deliver the same to any stockholder shall effect the validity of the proceedings for redemption except as to the holder whose notice is not mailed or delivered. If notice is given as herein provided and if on or before the Redemption Date the Corporation shall set aside or deposit with an agent for redemption specified in the Redemption Notice an amount sufficient to pay the aggregate redemption price of all shares to be redeemed, the shares called for redemption shall, after the Redemption Date, be deemed no longer outstanding and the holder thereof shall cease to be a stockholder with respect to such shares and shall have no right to dividends or other stockholder rights thereafter.

     3. The amendment of the Certificate of Incorporation herein certified has been duly adopted in accordance with the provisions of Section 242 of the General Corporation Law of the State of Delaware.

     Signed and attested to on July 22, 1994.


                                        WT ACQUISITION CORPORATION


                                        By   /s/   J. MERRITT BELISLE
                                           ----------------------------------
                                             J. Merritt Belisle
                                             President

Attest:


   /s/    CARY FERCHILL
---------------------------------
Cary Ferchill
Assistant Secretary

                               STATE OF DELAWARE

                        OFFICE OF THE SECRETARY OF STATE                  PAGE 1

                         -----------------------------


          I, EDWARD J. FREEL, SECRETARY OF STATE OF THE STATE OF DELAWARE, DO HEREBY CERTIFY THE ATTACHED IS A TRUE AND CORRECT COPY OF THE CERTIFICATE OF AMENDMENT OF "WT ACQUISITION CORPORATION", FILED IN THIS OFFICE ON THE TWELFTH DAY OF SEPTEMBER, A.D. 1994, AT 11:30 O'CLOCK A.M.





                            [SEAL]     /s/ EDWARD J. FREEL
                                     ----------------------------------------
                                       Edward J. Freel, Secretary of State


2309758 8100                         AUTHENTICATION: 9208994

981283358                                      DATE: 07-21-98

                          CERTIFICATE OF AMENDMENT OF

                        CERTIFICATE OF INCORPORATION OF

                           WT ACQUISITION CORPORATION

     It is hereby certified that:

     1. The name of the corporation (hereinafter called the "Corporation") is WT Acquisition Corporation.

     2. The Certificate of Incorporation of the Corporation is hereby amended by deleting Article 4 thereof and by substituting in lieu thereof a new Article 4 as set forth below.

     The new Article 4 is as follows:

          "4.       The total number of shares of stock which the Corporation
     shall have authority to issue is 69,110. Such shares shall be divided into 32,000 shares of Class A 11% PIK Redeemable Preferred Stock (Series A), $1,000.00 par value per share (the "Preferred Stock (Series A)") and 3,000 shares of Class A 11% PIK Redeemable Preferred Stock (Series B), $1,000.00 par value per share (the "Preferred Stock (Series B)") (collectively, the Preferred Stock (Series A) and the Preferred Stock (Series B) are referred to as the "Preferred Stock"), 1,000 shares of Class A Common Stock, $.01 par value per share (the "Class A Common Stock"), 16,300 shares of Class B-1 Common Stock, $.01 par value per share (the "Class B-1 Common Stock"), 16,300 shares of Class B-2 Common Stock, $.01 par value per share (the "Class B-2 Common Stock," and together with the Class B-1 Common Stock, the "Class B Common Stock"), and 510 shares of Class C Common Stock, $.01 par value per share (the "Class C Common Stock") (collectively, the Class A Common Stock, the Class B Common Stock and the Class C Common Stock are referred to as the "Common Stock").

          The designations, powers, preferences and relative, participating, optional and other special rights with respect to the Preferred Stock, the Class A Common Stock, the Class B Common Stock and the Class C Common Stock, and the qualifications, restrictions and limitations thereof, are as follows:

          1.        Voting Rights.

          Except as provided herein, the holders of Preferred Stock shall have no voting rights with regard to matters submitted to a vote of the stockholders. The affirmative consent or vote of at least eighty percent (80%) of the outstanding shares of Preferred Stock, voting as a class, shall be required with respect to any action (a) which would alter the powers, preferences and rights of the holders of shares of Preferred Stock as set forth herein materially and adversely or
     (b) which would create any new class or series of any stock of the Corporation having preference over or being on a parity with the Preferred Stock or (c) which would increase the authorized number of shares of Preferred Stock. The holders of the Class A Common Stock and Class B-2 Common Stock shall each have one vote per share of Class A Common Stock or Class B-2 Common Stock held by them on all matters to be voted on by the Corporation's stockholders. Except as may be required by law, the holders of the Class B-1 Common Stock and Class C Common Stock shall have no right to vote on any matter.

          2.   Dividends.

          The holders of the Preferred Stock will be entitled to dividends as follows:

          Commencing on July 26, 1994, a cumulative dividend equal to $110.00 per share per annum shall accrue on the Preferred Stock and shall become due and payable on September 30, 1994 and on each December 31, March 31, June 30 and September 30 of each year thereafter.

          Dividends on the Preferred Stock shall be payable on each date provided therefor (a "Preferred Stock Dividend Payment Date") solely in the form of additional shares of Preferred Stock (Series A) and issued to the registered holder thereof in the amount of such dividend payable on such Preferred Stock Dividend Payment Date.

          Dividends shall be paid on the Class A Common Stock, the Class B Common Stock and the Class C Common Stock at such times as may be declared by the board of directors.

          3.   Rights Upon Liquidation.

          Upon any liquidation (partial or complete), dissolution or winding up of the Corporation (a "Liquidating Event"), the Corporation shall distribute the assets of the Corporation (the "Available Assets") legally available for distribution to its stockholders after making adequate provision for (i) all contingent and other liabilities of the Corporation, including, without limitation, any and all indebtedness, fees, penalties, profits interests or other amounts or payments due from the Corporation to any creditor of the Corporation, (ii) the Preferred Stock Liquidation Preference (as defined below) in accordance with the following paragraph and (iii) the fair market value of any warrants or options to acquire any equity securities of the Corporation issued by the Corporation to any creditor of the Corporation, in accordance with the provisions of this
     Section 3.

          In the event of a Liquidating Event, the holders of Preferred Stock shall be entitled to receive, prior and in preference to any distribution of any of the assets of the Corporation to the holders of the Common Stock, by reason of their ownership thereof, an amount equal to $1,000.00 per share (the "Preferred Stock

     Liquidation Preference"), plus any accrued and unpaid dividends. Written notice of any such liquidation, dissolution or winding up, stating a payment date, the place where such payment shall be made, the amount of each liquidating payment and the amount of accrued dividends to be paid, shall be given by first class mail, postage paid, not less than thirty
     (30) days prior to the payment date stated therein, to each holder of record of the Preferred Stock at such holder's address as shown on the records of the Corporation. If upon the occurrence of such event, the assets and funds to be thus distributed among the holders of the Preferred Stock shall be insufficient to permit the payment to such holders of the full amount due hereunder, then the holders of Preferred Stock shall share ratably in any distribution of assets of the Corporation in proportion to the respective amounts which would otherwise be payable with respect to the shares of Preferred Stock held by them upon such distribution if the full amount payable on or with respect to such shares were paid in full.

          To the extent Available Assets exist after the payment of or provision for the liabilities set forth above, such Available Assets shall be distributed in accordance with the remainder of this Section 3.

          3A. Definitions. For the purposes of this Section 3, the following terms shall have the following meanings:

               "Class A Holders" means the holders of shares of Class A Common Stock.

               "Class B Holders" means the holders of shares of Class B Common Stock.

               "Class C Holders" means the holders of shares of Class C Common Stock.

               "Distribution Date" means each date upon which any dividend or a complete or partial liquidating distribution is made to the stockholders of the Corporation.

               "IRR" means, as of any Distribution Date, the rate which if used to discount the cash payments described in the next sentence to present value would cause the net present value of such payments to equal zero. In calculating IRR, (i) each cash payment received from the Corporation by the holders of Junior Notes, Class B Common Stock and Class C Common Stock (collectively, the "Investments") prior to such Distribution Date shall be a positive item, and all such cash payments shall be discounted from the date of actual receipt by such holders, (ii) the amount of Available Assets to be distributed by the Corporation to its stockholders on such Distribution Date shall be a positive item, (iii) each cash disbursement made by the holders of Junior Notes, Class B Common Stock and Class C Common Stock directly to the Corporation or on behalf of the Corporation and attributable to the Investments prior to such Distribution Date, including, without limitation, the original purchase prices for the Investments received by the Corporation, shall be a negative item, and each such cash disbursement shall be discounted from the date of actual receipt by the Corporation, and
          (iv) fees and payments in reimbursement of expenses of holders of Junior Notes, Class B Common Stock or Class C Common Stock and their affiliates pursuant to the Purchase Agreement shall be disregarded in calculating the IRR.

               "Junior Note" means the 11.45% Junior Subordinated Promissory Note of the Company in the aggregate principal amount of $2,000,000 issued to Texas Growth Fund. "Junior Notes" means the Junior Note and any promissory notes issued in replacement thereof or in payment of accrued interest thereon.

               "Proportionate Share" means (a) with respect to any Class A Holder, the quotient, expressed as a percentage, obtained by dividing
          (i) the number of shares of Class A Common Stock held by such Class A Holder on the date of the determination of its Proportionate Share by
          (ii) the number of shares of Class A Common Stock hold by all Class A Holders as of such date, (b) with respect to any Class B Holder, the quotient, expressed as a percentage, obtained by dividing (i) the number of shares of Class B Common Stock held by such Class B Holder on the date of the determination of its Proportionate Share by (ii) the number of shares of Class B Common Stock held by all Class B Holders as of such date, (c) with respect to any Class C Holder, the quotient, expressed as a percentage, obtained by dividing (i) the number of shares of Class C Common Stock held by such Class C Holder on the date of the determination of its Proportionate Share by (ii) the number of shares of Class C Common Stock held by all Class C Holders as of such date, and (d) with respect to any Class B Holder or Class C Holder in connection with any distribution to the Class B Holders and the Class C Holders as a group, the quotient, expressed as a percentage, obtained by dividing the number of shares of Class B Common Stock or Class C Common Stock, as the case may be, held by such Class B Holder or Class C Holder on the date of determination of its Proportionate Share by (ii) the aggregate number of shares of Class B Common Stock and Class C Common Stock held by all Class B Holders and Class C Holders as of such date.

          3B. Distributions. The amount of the Available Assets distributed to the Class A Holders, the Class B Holders and the Class C Holders on any Distribution Date of the Corporation shall be determined as follows:

               (a) First, all such Available Assets shall be distributed to the Class B Holders and Class C Holders, as a group, pari passu in accordance with their Proportionate Shares until they shall have received an aggregate of $1,681,000; and

               (b) Second, all such Available Assets remaining after the distributions pursuant to subparagraph (a) above shall be distributed to the Class A Holders, Class B Holders and Class C Holders as follows:

                    (i) If IRR as of such Distribution Date is less than 16%,
               then all of such remaining Available Assets shall be distributed to the Class B Holders pari passu in accordance with their Proportionate Shares;

                    (ii) If IRR as of such Distribution Date is equal to or
               greater than 16% but less than 21%, then such remaining Available Assets shall be distributed to the Class A Holders, the Class B Holders and the Class C Holders in the amounts necessary to cause
               (x) 97.5% of all Available Assets distributed on and prior to such Distribution Date to be distributed to the Class B Holders and the Class C Holders, as a group, pari passu in accordance with their Proportionate Shares, and (y) 2.5% of all Available Assets distributed on and prior to such Distribution Date to be distributed to the Class A Holders;

                    (iii) If IRR as of such Distribution Date is equal to or
               greater than 21% but less than 26%, then such remaining Available Assets shall be distributed to the Class A Holders, the Class B Holders and the Class C Holders in the amounts necessary to cause
               (x) 92.5% of all Available Assets distributed on and prior to such Distribution Date to be distributed to the Class B Holders and the Class C Holders, as a group, pari passu in accordance with their Proportionate Shares, and (y) 7.5% of all Available Assets distributed on and prior to such Distribution Date to be distributed to the Class A Holders;

                    (iv) If IRR as of such Distribution Date is equal to or
               greater than 26% but less than 31%, then such remaining Available Assets shall be distributed to the Class A Holders, the Class B Holders and the Class C Holders in the amounts necessary to cause
               (x) 90% of all Available Assets distributed on and prior to such Distribution Date to be distributed to the Class B Holders and the Class C Holders, as a group, pari passu in accordance with their Proportionate Shares, and (y) 10% of all Available Assets distributed on and prior to such Distribution Date to be distributed to the Class A Holders;

                    (v) If IRR as of such Distribution Date is equal to or
               greater than 31% but less than 36%, then such remaining Available Assets shall be distributed to the Class A Holders, the Class B Holders and the Class C Holders in the amounts necessary to cause
               (x) 87.5% of all Available Assets distributed on and prior to such Distribution Date to be distributed to the Class B Holders and the Class C Holders, as a group, pari passu in accordance with their Proportionate Shares, and (y) 12.5% of all Available Assets distributed on and prior to such Distribution Date to be distributed to the Class A Holders;

                    (vi) If IRR as of such Distribution Date is equal to or
               greater than 36% but less than 41%, then such remaining Available Assets shall be distributed to the Class A Holders, the Class B Holders and the Class C Holders in the amounts necessary to cause
               (x) 85% of all Available Assets distributed on and prior to such Distribution Date to be distributed to the Class B Holders and the Class C Holders, as a group, pari passu in accordance with their Proportionate Shares, and (y) 15% of all Available Assets distributed on and prior to such Distribution Date to be distributed to the Class A Holders; and

                    (vii) If IRR as of such Distribution Date is equal to or
               greater than 41%, then such remaining Available Assets shall be distributed to the Class A Holders, the Class B Holders and the Class C Holders in the amounts necessary to cause (x) 80% of all Available Assets distributed on and prior to such Distribution Date to be distributed to the Class B Holders and the Class C Holders, as a group, pari passu in accordance with their Proportionate Shares, and (y) 20% of all Available Assets distributed on and prior to such Distribution Date to be distributed to the Class A Holders.

               3C. Stockholders Agreement. The original holder of the Preferred Stock has entered into an Amended and Restated Stockholders Agreement between such holder, Alexander Green and the Corporation. Section 2.6 of the Amended and Restated Stockholders Agreement modifies the provisions of this Certificate of Incorporation relating to allocation of Available Assets.

               4. Conversion.

               4A. Conversion of Class B-2 Common Stock. Each record holder of Class B-2 Common Stock is entitled at any time after July 26, 1995, and from time to time thereafter, to convert any or all of the shares of such holder's Class B-2 Common Stock into the same number of shares of Class B-1 Common Stock.

               4B. Conversion of Class B-1 Common Stock. Each record holder of Class B-1 Common Stock is entitled at any time after July 26, 1995, and from time to time thereafter, to convert any or all of the shares of such holder's Class B-1 Common Stock into the same number of shares of Class B-2 Common Stock; provided, that no holder of Class B-1 Common Stock is entitled to convert any share or shares of Class B-1 Common Stock to the extent that such conversion would be inconsistent with any law or any regulation, rule or other requirement of any governmental authority applicable at the time of such conversion relating to the direct or indirect ownership, control or power to vote securities of the kind issued by the Corporation.

               4C.  Conversion Procedure.

                    (i) Each conversion of shares of Class B-1 Common Stock into Class B-2 Common Stock or of Class B-2 Common Stock into Class B-1 Common Stock pursuant to the foregoing paragraphs 4A and 4B will be effected by the surrender of the certificate or certificates representing the shares to be converted at the principal office of the Corporation during normal business hours, together with a written notice by the holder of such stock being converted stating (A) that such holder desires to convert the shares, or a stated number of the shares, of the stock represented by such certificate or certificates into the class of common stock of the Corporation specified in such notice, and (B) in the case of a conversion of Class B-1 Common Stock into Class B-2 Common Stock, that upon such conversion such holder and its affiliates will not directly or indirectly own, control or have the power to vote a greater quantity of securities of any kind issued by the Corporation than such holder and its affiliates are permitted to own, control or have the power to vote under any applicable law or any regulation, rule or other governmental requirement (and such statement will obligate the Corporation to issue such Class B-2 Common Stock). Such conversion will be deemed to have been effectuated as of the close of business on the date on which such certificate or certificates have been surrendered and such notice has been received, and at such time the rights of the holder of the converted stock as such holder will cease and the person or persons in whose name or names the certificate or certificates for shares of Class B-1 Common Stock or Class B-2 Common Stock, as the case may be, into which such stock was converted was or were registered will be deemed to have become the holder or holders of record of such shares.

                    (ii) Promptly after such surrender and the receipt of such written notice, the Corporation will issue and deliver in accordance with the surrendering holder's instructions (A) the certificate or certificates for the Class B-1 Common Stock or Class B-2 Common Stock, as the case may be, issuable upon such conversion, and (B) a certificate representing any Class B-1 Common Stock or Class B-2 Common Stock, as the case may be, which was represented by the certificate or certificates delivered to the Corporation in connection with such conversion but which was not converted.

                    (iii) The Corporation shall not in any manner subdivide (by stock split, stock dividend or otherwise) or combine (by reverse stock split or otherwise) any share of any class of common stock of the Corporation.

                    (iv) The issuance of certificates for shares of Class B-1 Common Stock or Class B-2 Common Stock, as the case may be, upon conversion of any Class B-2 Common Stock or Class B-1 Common Stock, respectively, will be made without charge to the holders of such shares for any issuance tax in respect thereof or other cost incurred by the Corporation in connection with such conversion and the related issuance of shares of such Class B-2 Common Stock or Class B-1 Common Stock, as the case may be.


                    (v) The Corporation will not close its books against the transfer of any class of Class B-1 Common Stock or Class B-2 Common Stock issued or issuable upon conversion of Class B-2 Common Stock or Class B-1 Common Stock, respectively, in any manner which would interfere with the timely conversion of any Class B-1 Common Stock or Class B-2 Common Stock, as the case may be.

               5.   Redemption of Preferred Stock.

               The Corporation shall redeem the outstanding shares of Preferred Stock as follows:

               5A.  Redemption at the Option of the Corporation.

               The Corporation shall have the right to redeem the outstanding shares of Preferred Stock, at any time, in whole or in part, at a redemption price per share equal to $1,000.00 (the "Redemption Price") plus any accrued and unpaid dividends.


               5B.  Redemption at the Option of the Holder.

               The Preferred Stock shall be subject to mandatory redemption, in whole or in part, at a redemption price per share equal to the Redemption Price, plus any accrued and unpaid dividends, at the election of the holder thereof, at any time after the earliest to occur of the following events:

                    (i)   January 26, 2003;

                    (ii) The effective date of a Change of Control (as defined below);

                    (iii) The effective date of (A) the sale, lease or exchange of all or substantially all of the assets of the Corporation or
               (B) any merger or consolidation to which the Corporation or any subsidiary is a party or other than the merger of a wholly-owned subsidiary into the Corporation;

                    (iv) The diversion of proceeds from the uses set forth in
               that certain Purchase Agreement, dated as of July 26, 1994, by and between the Corporation and Ponca/Universal Holdings, Inc. without the prior written consent of Ponca/Universal Holdings, Inc.;

                    (v) The occurrence of an event of default under the Credit Agreement (as defined below) or any credit facility replacing in whole or in part the Credit Agreement that remains uncured and unwaived for a period of forty-five (45) days immediately following such event of default; or

                    (vi) Acceleration of the maturity of indebtedness under the
               Credit Agreement or any credit facility replacing in whole or in part the Credit Agreement.

               For purposes of this Section 5B, the term "Change of Control" shall mean an event as a result of which Alexander Green and Ponca/Universal Holdings, Inc. cease to own a majority of the issued and outstanding shares of voting Common Stock and stock that is immediately convertible without restriction into or exchangeable for voting Common Stock of the Corporation; and the term "Credit Agreement" shall mean that certain Amended and Restated Loan Agreement among the Corporation, certain of its subsidiaries, the several lenders from time to time parties thereto and Fleet National Bank, as agent for such lenders.

               5C.  Procedure for Redemption.

                    (a) The Corporation shall redeem the Preferred Stock ratably among the holders of the Preferred Stock as shown on the records of the Corporation as of the date of notices as hereinafter provided for in paragraph (b) hereof based on their respective percentage ownership of outstanding shares of Preferred Stock, and shall pay all dividends outstanding on the Preferred Stock to be redeemed at each payment date.

                    (b) The Corporation shall give the holders of the Preferred Stock not less than thirty (30) nor more than forty-five (45) days' prior written notice of the Redemption Date and the amount of each Redemption Payment and shall set forth the amount of accrued dividends to be paid.

                    (c) All Preferred Stock redeemed, purchased or otherwise acquired by the Corporation shall be retired and cancelled and shall not be reissuable.

                    (d) Notice shall be deemed given when personally delivered or deposited in the United States mail, postage prepaid, first class mail, to each holder of Preferred Stock to be redeemed at the address of such holder as the same shall appear on the share records of the Corporation. No failure of any stockholder to receive any such Notice of Redemption nor the failure of the Corporation to mail or deliver the same to any stockholder shall effect the validity of the proceedings for redemption except as to the holder whose notice is not mailed or delivered. If notice is given as herein provided and if on or before the Redemption Date the Corporation shall set aside or deposit with an agent for redemption specified in the Redemption Notice an amount sufficient to pay the aggregate redemption price of all shares to be redeemed, the shares called for redemption shall, after the Redemption Date, be deemed no longer outstanding and the holder thereof shall cease to be a stockholder with respect to such shares and shall have no right to dividends or other stockholder rights thereafter.

               6.   Affiliate Subordination Agreement.

                    The original holder of the Preferred Stock has entered into an Affiliate Subordination Agreement among such holder, the other creditors named therein, the Corporation, the other debtors named therein and Fleet National Bank, as agent for the lenders referred to therein, in accordance with the terms of that certain Amended and Restated Loan Agreement among the Corporation, certain of its subsidiaries, the several lenders from time to time parties thereto and Fleet National Bank, as agent for such lenders. The Affiliate Subordination Agreement contains restrictions on such holder's rights and remedies, including the rights and remedies set forth in this Article 4.

          3. The amendment of the Certificate of Incorporation herein certified has been duly adopted in accordance with the provisions of
     Section 242 of the General Corporation Law of the State of Delaware.

          Signed and attested to on August 31, 1994.


                                        WT ACQUISITION CORPORATION


                                        By   /s/   J. MERRITT BELISLE
                                           ----------------------------------
                                             J. Merritt Belisle
                                             President

Attest:


  /s/     CARY FERCHILL
---------------------------------
Cary Ferchill
Assistant Secretary

                               STATE OF DELAWARE

                        OFFICE OF THE SECRETARY OF STATE                  PAGE 1

                         -----------------------------


          I, EDWARD J. FREEL, SECRETARY OF STATE OF THE STATE OF DELAWARE, DO HEREBY CERTIFY THE ATTACHED IS A TRUE AND CORRECT COPY OF THE CERTIFICATE OF AMENDMENT OF "WT ACQUISITION CORPORATION", FILED IN THIS OFFICE ON THE TWENTY-EIGHTH DAY OF NOVEMBER, A.D. 1994, AT 10 O'CLOCK A.M.





                            [SEAL]     /s/ EDWARD J. FREEL
                                     ----------------------------------------
                                       Edward J. Freel, Secretary of State


2309758 8100                         AUTHENTICATION: 9208995

981283358                                      DATE: 07-21-98

                          CERTIFICATE OF AMENDMENT OF
                        CERTIFICATE OF INCORPORATION OF
                           WT ACQUISITION CORPORATION


     It is hereby certified that:

     1. The name of the corporation (hereinafter called the "Corporation") is WT Acquisition Corporation.

     2. The Certificate of Incorporation of the Corporation is hereby amended by deleting Sections 4A and 4B of Article 4 and by substituting in lieu thereof new Sections 4A and 4B as set forth below.

     The new Sections 4A and 4B of Article 4 are as follows:

          4A. Conversion of Class B-2 Common Stock. Each record holder of Class B-2 Common Stock is entitled at any time after October 31, 1995, and from time to time thereafter, to convert any or all of the shares of such holder's Class B-2 Common Stock into the same number of shares of Class B-1 Common Stock.

          4B. Conversion of Class B-1 Common Stock. Each record holder of Class B-1 Common Stock is entitled at any time after October 31, 1995, and from time to time thereafter, to convert any or all of the shares of such holder's Class B-1 Common Stock into the same number of shares of Class B-2 Common Stock; provided, that no holder of Class B-1 Common Stock to the extent that such conversion would be inconsistent with any law or any regulation, rule or other requirement of any governmental authority applicable at the time of such conversion relating to the direct or indirect ownership, control or power to vote securities of the kind issued by the Corporation.

     3. The amendment of the Certificate of Incorporation herein certified has been duly adopted in accordance with the provisions of Section 242 of the General Corporation Law of the State of Delaware.

     Signed and attested to on October 31, 1994.

                                                WT ACQUISITION CORPORATION

                                                By: /s/ STEPHEN S. SMITH
                                                    ------------------------
                                                    Stephen S. Smith
                                                    Vice President

Attest:

/s/ CARY FERCHILL
------------------------
Cary Ferchill
Assistant Secretary

                               STATE OF DELAWARE

                        OFFICE OF THE SECRETARY OF STATE                  PAGE 1

                         -----------------------------


          I, EDWARD J. FREEL, SECRETARY OF STATE OF THE STATE OF DELAWARE, DO HEREBY CERTIFY THE ATTACHED IS A TRUE AND CORRECT COPY OF THE RESTATED CERTIFICATE OF "WT ACQUISITION CORPORATION", FILED IN THIS OFFICE ON THE FOURTH DAY OF MAY, A.D. 1995, AT 2:30 O'CLOCK P.M.





                            [SEAL]     /s/ EDWARD J. FREEL
                                     ----------------------------------------
                                       Edward J. Freel, Secretary of State


2309758 8100                         AUTHENTICATION: 9208996

981283358                                      DATE: 07-21-98

                              AMENDED AND RESTATED

                          CERTIFICATE OF INCORPORATION

                                       OF

                           WT ACQUISITION CORPORATION
                      (Incorporated on September 11, 1992)

     THE UNDERSIGNED, does hereby certify that the following is the Amended and Restated Certificate of Incorporation of WT Acquisition Corporation:

     1. Name. The name of the corporation is WT Acquisition Corporation (the "Corporation").

     2.  Duration.  The Corporation is to have perpetual existence.

     3. Purpose. The Purpose for which the Corporation is organized is to engage in any and all lawful acts and activities for which corporations may be organized under the General Corporation Law of the State of Delaware.

     4. Capitalization The total number of shares of stock which the Corporation shall have authority to issue is 204,526. Such shares shall be divided into 32,000 shares of Class A 11% PIK Redeemable Preferred Stock (Series
A), $1,000.00 par value per share (the "Preferred Stock (Series A)"), and 3,000 shares of Class A 11% PIK Redeemable Preferred Stock (Series B), $1,000.00 par value per share (the "Preferred Stock (Series B)") (collectively, the Preferred Stock (Series A) and the Preferred Stock (Series B) are referred to as the "Preferred Stock"), 1,000 shares of Class A Common Stock, $.01 par value per share (the "Class A Common Stock"), 84,008 shares of Class B-1 Common Stock, $.01 par value per share (the "Class B-1 Common Stock"), 84,008 shares of Class B-2 Common Stock, $.01 par value per share (the "Class B-2 Common Stock," and together with the Class B-1 Common Stock, the "Class B Common Stock"), and 510 shares of Class C Common Stock, $.01 par value per share (the "Class C Common Stock") (collectively, the Class A Common Stock, the Class B Common Stock and the Class C Common Stock are referred to as the "Common Stock").

     The designations, powers, preferences and relative, participating, optional and other special rights with respect to the Preferred Stock, the Class A Common Stock, the Class B Common Stock and the Class C Common Stock, and the qualifications, restrictions and limitations thereof, are as follows:

          A.        Voting Rights.

          Except as provided herein, the holders of Preferred Stock shall have no voting rights with regard to matters submitted to a vote of the stockholders. The affirmative consent or vote of at least eighty percent (80%) of the outstanding shares of Preferred Stock, voting as a class, shall be required with respect to any action (a) which would alter the powers, preferences and rights of the holders of shares of Preferred Stock as set forth herein materially and adversely or (b) which would create any new class or series of any stock of the Corporation having preference over or being on a parity with the Preferred Stock or (c) which would increase the authorized number of shares of Preferred Stock. The holders of the Class A Common Stock and Class B-2 Common Stock shall each have one vote per share of Class A Common Stock or Class B-2 Common Stock held by them on all matters to be voted on by the Corporation's stockholders. Except as may be required by law, the holders of the Class B-1 Common Stock and Class C Common Stock shall have no right to vote on any matter.

     B.   Dividends.

     The holders of the Preferred Stock will be entitled to dividends as follows:

          Commencing on July 26, 1994, a cumulative dividend equal to $110.00 per share per annum shall accrue on the Preferred Stock and shall become due and payable on September 30, 1994 and on each December 31, March 31, June 30 and September 30 of each year thereafter.

          Dividends on the Preferred Stock shall be payable on each date provided therefor (a "Preferred Stock Dividend Payment Date") solely in the form of additional shares of Preferred Stock (Series A) and issued to the registered holder thereof in the amount of such dividend payable on such Preferred Stock Dividend Payment Date.

     Dividends shall be paid on the Class A Common Stock, the Class B Common Stock and Class C Common Stock at such times as may be declared by the board of directors.

     C.   Rights Upon Liquidation.

     Upon any liquidation (partial or complete), dissolution or winding up of the Corporation (a "Liquidating Event"), the Corporation shall distribute the assets of the Corporation (the "Available Assets") legally available for distribution to its stockholders after making adequate provision for (i) all contingent and other liabilities of the Corporation, including, without limitation, any and all indebtedness, fees, penalties, profits interests or other amounts or payments due from the Corporation to any creditor of the Corporation, (ii) the Preferred Stock Liquidation Preference (as defined below) in accordance with the following paragraph and (iii) the fair market value of any warrants or options to acquire any equity securities of the Corporation issued by the Corporation to any creditor of the Corporation, in accordance with the provisions of this Section C.

     In the event of a Liquidating Event, the holders of Preferred Stock shall be entitled to receive, prior and in preference to any distribution of any of the assets of the Corporation to the holders of the Common Stock, by reason of their ownership thereof, an amount equal to $1,000.00 per share (the "Preferred Stock Liquidation Preference"), plus any accrued and unpaid dividends. Written notice of any such liquidation, dissolution or winding up, stating a payment date, the place where such payment shall be made, the amount of each liquidating payment and the amount of accrued dividends to be paid, shall be given by first class mail, postage paid, not less than thirty (30) days prior to the payment date stated therein, to each holder of record of the Preferred Stock at such holder's address as shown on the records of the Corporation. If upon the occurrence of such event, the assets and funds to be thus distributed among the holders of the Preferred Stock shall be insufficient to permit the payment to such holders of the full amount due hereunder, then the holders of Preferred Stock shall share ratably in any distribution of assets of the Corporation in proportion to the respective amounts which would otherwise be payable with respect to the shares of Preferred Stock held by them upon such distribution if the full amount payable on or with respect to such shares were paid in full.

     To the extent Available Assets exist after the payment of or provision for the liabilities set forth above, such Available Assets shall be distributed in accordance with the remainder of this Section C.

     C(1). Definitions. For the purposes of this Section C, the following terms shall have the following meanings:

          "Class A Holders" means the holders of shares of Class A Common Stock.

          "Class B Holders" means the holders of shares of Class B Common Stock.

          "Class C Holders" means the holders of shares of Class C Common Stock.

          "Distribution Date" means each date upon which any dividend or a complete or partial liquidating distribution is made to the stockholders of the Corporation.

          "IRR" means, as of any Distribution Date, the rate which if used to discount the cash payments described in the next sentence to present value would cause the net present value of such payments to equal zero. In calculating IRR (i) each cash payment received from the Corporation by the holders of Junior Notes, Class B Common Stock and Class C Common Stock (collectively, the "Investments") prior to such Distribution Date shall be a positive item, and all such cash payments shall be discounted from the date of actual receipt by such holders, (ii) the amount of Available Assets to be distributed by the Corporation to its stockholders on such Distribution Date shall be a positive item, (iii) each cash disbursement made by the holders of Junior Notes, Class B Common Stock and Class C Common Stock directly to the Corporation or on behalf of the Corporation and attributable to the Investments prior to such Distribution Date, including, without limitation, the original purchase prices for the Investments received by the Corporation, shall be a negative item, and each such cash disbursement shall be discounted from the date of actual receipt by the Corporation, and (iv) fees and payments in reimbursement of expenses of holders of Junior Notes, Class B Common Stock or Class C Common Stock and their affiliates pursuant to the Purchase Agreement shall be disregarded in calculating the IRR.

          "Junior Note" means the 11.45% Junior Subordinated Promissory Note of the Company in the aggregate principal amount of $2,000,000 held by Classic Cable, Inc. (as successor to Classic Communications, Inc., formerly known as Ponca/Universal Holdings, Inc.). "Junior Notes" means the Junior Note and any promissory notes issued in replacement thereof or in payment of accrued interest thereon.

          "Proportionate Share" means (a) with respect to any Class A Holder, the quotient, expressed as a percentage, obtained by dividing (i) the number of shares of Class A Common Stock held by such Class A Holder on the date of the determination of its Proportionate Share by (ii) the number of shares of Class A Common Stock held by all Class A Holders as of such date,
     (b) with respect to any Class B Holder, the quotient, expressed as a percentage, obtained by dividing (i) the number of shares of Class B Common Stock held by such Class B Holder on the date of the determination of its Proportionate Share by (ii) the number of shares of Class B Common Stock held by all Class B Holders as of such date, (c) with respect to any Class C Holder, the quotient, expressed as a percentage, obtained by dividing (i) the number of shares of Class C Common Stock held by such Class C Holder on the date of the determination of its Proportionate Share by (ii) the number of shares of Class C Common Stock held by all Class C Holders as of such date, and (d) with respect to any Class B Holder or Class C Holder in connection with any distribution to the Class B Holders and the Class C Holders as a group, the quotient, expressed as a percentage, obtained by dividing the number of shares of Class B Common Stock or Class C Common Stock, as the case may be, held by such Class B Holder or Class C Holder on the date of determination of its Proportionate Share by (ii) the aggregate number of shares of Class B Common Stock and Class C Common Stock held by all Class B Holders and Class C Holders as of such date.

     C(2). Distributions. The amount of the Available Assets distributed to the Class A Holders, the Class B Holders and the Class C Holders on any Distribution Date of the Corporation shall be determined as follows:

           (a) First, all such Available Assets shall be distributed to the Class B Holders and Class C Holders, as a group, pari passu in accordance with their Proportionate Shares until they shall have received an aggregate of $14,681,000; and

           (b) Second, all such Available Assets remaining after the distributions pursuant to subparagraph (a) above shall be distributed to the Class A Holders, Class B Holders and Class C Holders as follows:

               (i) If IRR as of such Distribution Date is less than 16%, then all of such remaining Available Assets shall be distributed to the Class B Holders pari passu in accordance with their Proportionate Shares;

               (ii) If IRR as of such Distribution Date is equal to or greater than 16% but less than 21%, then such remaining Available Assets shall be distributed to the Class A Holders, the Class B Holders and the Class C Holders in the amounts necessary to cause (x) 97.5% of all Available Assets distributed on and prior to such Distribution Date to be distributed to the Class B Holders and the Class C Holders, as a group, pari passu in accordance with their Proportionate Shares, and (y) 2.5% of all Available Assets distributed on and prior to such Distribution Date to be distributed to the Class A Holders;

               (iii) If IRR as of such Distribution Date is equal to or greater than 21% but less than 26%, then such remaining Available Assets shall be distributed to the Class A Holders, the Class B Holders and the Class C Holders in the amounts necessary to cause (x) 92.5% of all Available Assets distributed on and prior to such Distribution Date to be distributed to the Class B Holders and the Class C Holders, as a group, pari passu in accordance with their Proportionate Shares, and (y) 7.5% of all Available Assets distributed on and prior to such Distribution Date to be distributed to the Class A Holders;

               (iv) If IRR as of such Distribution Date is equal to or greater than 26% but less than 31%, then such remaining Available Assets shall be distributed to the Class A Holders, the Class B Holders and the Class C Holders in the amounts necessary to cause (x) 90% of all Available Assets distributed on and prior to such Distribution Date to be distributed to the Class B Holders and the

          Class C Holders, as a group, pari passu in accordance with their Proportionate Shares, and (y) 10% of all Available Assets distributed on and prior to such Distribution Date to be distributed to the Class A Holders;

               (v) If IRR as of such Distribution Date is equal to or greater than 31% but less than 36%, then such remaining Available Assets shall be distributed to the Class A Holders, the Class B Holders and the Class C Holders in the amounts necessary to cause (x) 87.5% of all Available Assets distributed on and prior to such Distribution Date to be distributed to the Class B Holders and the Class C Holders, as a group, pari passu in accordance with their Proportionate Shares, and
          (y) 12.5% of all Available Assets distributed on and prior to such Distribution Date to be distributed to the Class A Holders;

               (vi) If IRR as of such Distribution Date is equal to or greater than 36% but less than 41%, then such remaining Available Assets shall be distributed to the Class A Holders, the Class B Holders and the Class C Holders in the amounts necessary to cause (x) 85% of all Available Assets distributed on and prior to such Distribution Date to be distributed to the Class B Holders and the Class C Holders, as a group, pari passu in accordance with their Proportionate Shares, and
          (y) 15% of all Available Assets distributed on and prior to such Distribution Date to be distributed to the Class A Holders; and

               (vii) If IRR as of such Distribution Date is equal to or greater than 41%, then such remaining Available Assets shall be distributed to the Class A Holders, the Class B Holders and the Class C Holders in the amounts necessary to cause (x) 80% of all Available Assets distributed on and prior to such Distribution Date to be distributed to the Class B Holders and the Class C Holders, as a group, pari passu in accordance with their Proportionate Shares, and
          (y) 20% of all Available Assets distributed on and prior to such Distribution Date to be distributed to the Class A Holders.

     C(3). Stockholders Agreement. The original holder of the Preferred
Stock has entered into an Amended and Restated Stockholders Agreement between such holder, Alexander Green and the Corporation. Section 2.6 of the Amended and Restated Stockholders Agreement modifies the provisions of this Certificate of Incorporation relating to allocation of Available Assets.

D.   Conversion.

     D(1).     Conversion of Class B-2 Common Stock.   Each record holder of
Class B-2 Common Stock is entitled at any time after October 31, 1995, and from time to time thereafter, to convert any or all of the shares of such holder's Class B-2 Common Stock into the same number of shares of Class B-1 Common Stock.

     D(2).     Conversion of Class B-1 Common Stock. Each record holder of Class
B-1 Common Stock is entitled at any time after October 31, 1995, and from time to time thereafter, to convert any or all of the shares of such holder's Class B-1 Common Stock into the same number of shares of Class B-2 Common Stock; provided, that no holder of Class B-1 Common Stock is entitled to convert any share or shares of Class B-1 Common Stock to the extent that such conversion would be inconsistent with any law or any regulation, rule or other requirement of any governmental authority applicable at the time of such conversion relating to the direct or indirect ownership, control or power to vote securities of the kind issued by the Corporation.

     D(3).     Conversion Procedure.

          (i) Each Conversion of shares of Class B-1 Common Stock into Class B-2 Common Stock or of Class B-2 Common Stock into Class B-1 Common Stock pursuant to the foregoing paragraphs D(1) and D(2) will be effected by the surrender of the certificate or certificates representing the shares to be converted at the principal office of the Corporation during normal business hours, together with a written notice by the holder of such stock being converted stating (A) that such holder desires to convert the shares, or a stated number of the shares, of the stock represented by such certificate or certificates into the class of common stock of the Corporation specified in such notice, and (B) in the case of a conversion of Class B-1 Common Stock into Class B-2 Common Stock, that upon such conversion such holder and its affiliates will not directly or indirectly own, control or have the power to vote a greater quantity of securities of any kind issued by the Corporation than such holder and its affiliates are permitted to own, control or have the power to vote under any applicable law or any regulation, rule or other governmental requirement (and such statement will obligate the Corporation to issue such Class B-2 Common Stock). Such conversion will be deemed to have been effectuated as of the close of business on the date on which such certificate or certificates have been surrendered and such notice has been received, and at such time the rights of the holder of the converted stock as such holder will cease and the person or persons in whose name or names the certificate or certificates for shares of Class B-1 Common Stock or Class B-2 Common Stock, as the case may be, into which such stock was converted was or were registered will be deemed to have become the holder or holders of record of such shares.

          (ii) Promptly after such surrender and the receipt of such written notice, the Corporation will issue and deliver in accordance with the surrendering holder's instructions (A) the certificate or certificates for the Class B-1 Common Stock or Class B-2 Common Stock, as the case may be, issuable upon such conversion, and (B) a certificate representing any Class B-1 Common Stock or Class B-2 Common Stock, as the case may be, which was represented by the certificate or certificates delivered to the Corporation in connection with such conversion but which was not converted.

          (iii) The Corporation shall not in any manner subdivide (by stock split, stock dividend or otherwise) or combine (by reverse stock split or otherwise) any share of any class of common stock of the Corporation.

          (iv) The issuance of certificates for shares of Class B-1 Common Stock or Class B-2 Common Stock, as the case may be, upon conversion of any Class B-2 Common Stock or Class B-1 Common Stock, respectively, will be made without charge to the holders of such shares for any issuance tax in respect thereof or other cost incurred by the Corporation in connection with such conversion and the related issuance of shares of such Class B-2 Common Stock or Class B-1 Common Stock, as the case may be.

          (v) The Corporation will not close its books against the transfer of any class of Class B-1 Common Stock or Class B-2 Common Stock issued or issuable upon conversion of Class B-2 Common Stock or Class B-1 Common Stock, respectively, in any manner which would interfere with the timely conversion of any Class B-1 Common Stock or Class B-2 Common Stock, as the case may be.

     E.   Redemption of Preferred Stock.

     The Corporation shall redeem the outstanding shares of Preferred Stock as follows:

     E(1).     Redemption at the Option of the Corporation.

          The Corporation shall have the right to redeem the outstanding shares of Preferred Stock, at any time, in whole or in part, at a redemption price per share equal to $1,000.00 (the "Redemption Price") plus any accrued and unpaid dividends.

     E(2).     Redemption at the Option of the Holder.

          The Preferred Stock shall be subject to mandatory redemption, in whole or in part, at a redemption price per share equal to the Redemption

          Price, plus any accrued and unpaid dividends, at the election of the holder thereof, at any time after the earliest to occur of the following events:

                    (i)  January 26, 2003;

                    (ii) The effective date of a Change of Control (as defined below);

                    (iii) The effective date of (A) the sale, lease or exchange of all or substantially all of the assets of the Corporation or
               (B) any merger or consolidation to which the Corporation or any subsidiary is a party other than the merger of a wholly-owned subsidiary into the Corporation;

                    (iv) The diversion of proceeds from the uses set forth in
               that certain Stock Purchase Agreement, dated as of May 5, 1995, by and between the Corporation and Classic Cable, Inc. without the prior written consent of Classic Cable, Inc.; or

                    (v) Acceleration of the maturity of indebtedness under the Credit Agreement or any credit facility replacing in whole or in part the Credit Agreement.

               For purposes of this Section E(2), the term "Change of Control" shall mean an event as a result of which Alexander Green and Classic Cable, Inc. cease to own a majority of the issued and outstanding shares of voting Common Stock and stock that is immediately convertible without restriction into or exchangeable for voting Common Stock of the Corporation; and the term "Credit Agreement" shall mean that certain Credit Agreement among Classic Cable, Inc., the Corporation, the several lenders from time to time parties thereto and The Chase Manhattan Bank (National Association), as administrative agent for such lenders.

          E(3).     Procedure for Redemption

               (a) The Corporation shall redeem the Preferred Stock ratably among the holders of the Preferred Stock as shown on the records of the Corporation as of the date of notices as hereinafter provided for in paragraph (b) hereof based on their respective percentage ownership of outstanding shares of Preferred Stock, and shall pay all dividends outstanding on the Preferred Stock to be redeemed at each payment date.

               (b) The Corporation shall give the holders of the Preferred Stock not less than thirty (30) nor more than forty-five (45) days' prior written notice of the Redemption Date and the amount of each Redemption Payment and shall set forth the amount of accrued dividends to be paid.

               (c) All Preferred Stock redeemed, purchased or otherwise acquired by the Corporation shall be retired and cancelled and shall not be reissuable.

               (d) Notice shall be deemed given when personally delivered or deposited in the United States mail, postage prepaid, first class mail, to each holder of Preferred Stock to be redeemed at the address of such holder as the same shall appear on the share records of the Corporation. No failure of any stockholder to receive any such Notice of Redemption nor the failure of the Corporation to mail or deliver the same to any stockholder shall effect the validity of the proceedings for redemption except as to the holder whose notice is not mailed or delivered. If notice is given as herein provided and if on or before the Redemption Date the Corporation shall set aside or deposit with an agent for redemption specified in the Redemption Notice an amount sufficient to pay the aggregate redemption price of all shares to be redeemed, the shares called for redemption shall, after the Redemption Date, be deemed no longer outstanding and the holder thereof shall cease to be a stockholder with respect to such shares and shall have no right to dividends or other stockholder rights thereafter.

     5. Cumulative Voting Denied. Cumulative voting by the stockholders of the corporation at any election of directors of the corporation is hereby prohibited.

     6. Registered Office, Agent. The registered office of the Corporation is to be located at 1209 Orange Street, Wilmington, New Castle County, Delaware 19801. The name of its registered agent at such address is The Corporation Trust Company.

     7. Arrangement with Creditors. The following provisions are included for the management of the business and for the conduct of the affairs of the Corporation, and for further definition, limitation and regulation of the powers of the Corporation and of its directors and stockholders:

          (a) At all meetings of the Board of Directors of the Corporation, a majority of the entire Board, which shall include at least a majority of the directors (the "Majority Purchaser Directors") designated by the Purchaser (as that term is defined in the Stock Purchase Agreement) (which, if the Purchaser has designated one or two directors only, shall mean at least one such director), shall be necessary to and shall constitute a quorum for the transaction of business at any meeting of the Board of Directors, unless otherwise provided by any applicable provision of law or by this Certificate of Incorporation. Anything to the contrary in this Certificate of Incorporation not withstanding, the provisions of this Subparagraph 7(b) shall not be amended, altered or repealed unless such action is first approved by affirmative vote or consent of the Board of Directors, which shall include the affirmative vote or consent of the Majority Purchaser Directors and at least one director designated by the holder of the Class A Common Stock.

          (b) Whenever a compromise or arrangement is proposed between this Corporation and its creditors of any class of them and/or between this Corporation and its stockholders or any class of them, any court of equitable jurisdiction within the State of Delaware may, on the application in a summary way of this Corporation or of any creditor or stockholder thereof or on the application of any receiver or receivers appointed for this Corporation under the provisions of section 291 of Title 8 of the Delaware Code or on the application of trustees in dissolution or of any receiver or receivers appointed for this Corporation under the provisions of section 279 of Title 8 of the Delaware Code order a meeting of the creditors or class of creditors, and/or of the stockholders or class of stockholders of this Corporation, as the case may be, to be summoned in such manner as the said court directs. If a majority in number representing three-fourths in value of the creditors or class of creditors, and/or of the stockholders or class of stockholders of this Corporation, as the case may be, agree to any reorganization of this Corporation as consequence of such compromise or arrangement, the said compromise or arrangement and the said reorganization shall, if sanctioned by the court to which the said application has been made, be binding on all the creditors or class of creditors, and/or on all the stockholders or class of stockholders, of this Corporation, as the case may be, and also on this Corporation.

     8. Director Liability. To the fullest extent permitted by the General Corporation Law of the State of Delaware, as the same exists or may hereafter be amended, a director of the Corporation shall not be liable to the Corporation or its stockholders for monetary damages for breach of fiduciary duty as a director.

     9. Indemnification. The Corporation shall indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (whether or not by or in the right of the Corporation) by reason of the fact that he is or was a director, officer, employee, or agent of the Corporation, or is or was serving at the request of the Corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, against expenses (including attorneys' fees), liability, loss, judgments, fines and amounts paid in settlement actually and reasonably incurred by him in connection with such action, suit or proceeding to the fullest extent permitted by either (i) any applicable law in effect on the date of incorporation of the Corporation, or (ii) any law which becomes effective during the existence of the Corporation and which is applicable to it.

     10. By-Laws. In furtherance of and not in limitation of the powers conferred by statute, the Board of Directors is expressly authorized to make, alter or repeal the by-laws of the Corporation.

     11. Election of Directors. Elections of directors need not be by written ballot unless the by-laws of the Corporation shall so provide.

     This amended and restated certificate of incorporation of WT Acquisition Corporation has been duly adopted pursuant to Sections 242 & 245 of the General Corporation Law of the State of Delaware.

     The undersigned declares and certifies that the facts herein stated are true, and accordingly have hereunto set my hand this 3rd day of May, 1995.


                                   WT ACQUISITION CORPORATION

                                   By:  /s/ STEPHEN S. SMITH
                                        -----------------------
                                        Stephen S. Smith
                                        Vice-President


Attest:

/s/ BRYAN NOTEBOOM
------------------
Bryan Noteboom
Secretary

                               STATE OF DELAWARE

                        OFFICE OF THE SECRETARY OF STATE                 PAGE 1

                         -----------------------------


          I, EDWARD J. FREEL, SECRETARY OF STATE OF THE STATE OF DELAWARE, DO HEREBY CERTIFY THE ATTACHED IS A TRUE AND CORRECT COPY OF THE CERTIFICATE OF AMENDMENT OF "WT ACQUISITION CORPORATION", FILED IN THIS OFFICE ON THE TWENTY-SIXTH DAY OF SEPTEMBER, A.D. 1995, AT 10:30 O'CLOCK A.M.





                            [SEAL]     /s/ EDWARD J. FREEL
                                     ----------------------------------------
                                       Edward J. Freel, Secretary of State


                                     AUTHENTICATION: 9208997

                                               DATE: 07-21-98

2309758 8100

981283358

                          CERTIFICATE OF AMENDMENT OF

              AMENDED AND RESTATED CERTIFICATE OF INCORPORATION OF

                           WT ACQUISITION CORPORATION

     It is hereby certified that:

     1. The name of the corporation (hereinafter called the "Corporation") is WT Acquisition Corporation.

     2. The Amended and Restated Certificate of Incorporation of the Corporation is hereby amended by changing "January 26, 2003" in Article 4, section E(2)(i), to "June 30, 2004."

     3. The amendment of the Certificate of Incorporation herein certified has been duly adopted in accordance with the provisions of Section 242 of the General Corporation Law of the State of Delaware.

     Signed and attested to on September 20, 1995.

                                                      WT Acquisition Corporation

                                                      By: /s/ J. MERRITT BELISLE
                                                          ----------------------
                                                          J. Merritt Belisle
                                                          President

Attest:

/s/ BRYAN NOTEBOOM
------------------------
Bryan Noteboom
Secretary

                               STATE OF DELAWARE

                        OFFICE OF THE SECRETARY OF STATE                 PAGE 1

                         -----------------------------


          I, EDWARD J. FREEL, SECRETARY OF STATE OF THE STATE OF DELAWARE, DO HEREBY CERTIFY THE ATTACHED IS A TRUE AND CORRECT COPY OF THE RESTATED CERTIFICATE OF "WT ACQUISITION CORPORATION", FILED IN THIS OFFICE ON THE TWENTY-SEVENTH DAY OF DECEMBER, A.D. 1996, AT 1:30 O'CLOCK P.M.





                            [SEAL]     /s/ EDWARD J. FREEL
                                     ----------------------------------------
                                       Edward J. Freel, Secretary of State


                                     AUTHENTICATION: 9208998

                                               DATE: 07-21-98

2309758 8100

981283358

               AMENDED AND RESTATED CERTIFICATE OF INCORPORATION

                                       OF

                           WT ACQUISITION CORPORATION

                      (Incorporated on September 11, 1992)

     THE UNDERSIGNED does hereby certify that the following is the Amended and Restated Certificate of Incorporation of WT ACQUISITION CORPORATION, which amends and restates the certificate of incorporation in its entirety:

     1. Name. The name of the corporation is WT ACQUISITION CORPORATION (the "Corporation").

     2.   Duration. The Corporation is to have perpetual existence.

     3. Purpose. The purpose for which the Corporation is organized is to engage in any and all lawful acts and activities for which corporations may be organized under the General Corporation Law of the State of Delaware.

     4. Capitalization. The total number of shares of stock which the Corporation shall have authority to issue is 1,000. Such shares shall be divided into 500 shares of Senior Stock, $0.01 par value per share (the "Senior Stock"), and 500 shares of Junior Stock, $0.01 par value per share (the "Junior Stock").

     The designations, powers, preferences and relative, participating, optional and other special rights with respect to the Senior Stock and the Junior Stock, and the qualifications, restrictions and limitations thereof, are as follows:

          A. Voting Rights. In any election of directors, the holders of the Senior Stock shall each have nineteen (19) votes per share of Senior Stock held by them, and the holders of the Junior Stock shall each have one (1) vote per share of Junior Stock held by them. The holders of the Senior Stock and Junior Stock shall each have one vote per share of Senior Stock or Junior Stock held by them on all other matters to be voted on by the Corporation's stockholders.

          B.   Distributions.

               (1)  The following definitions shall apply in this subsection

          4.B:

                    "Debt Service" means the cash flow necessary to pay
               principal, interest and other amounts required to be paid in respect of any indebtedness of or guaranteed by the Corporation, or a parent company of the Corporation, determined without taking into account other sources of revenue to service such debt.

                    "Allocated Debt Service" means forty-five percent (45%) of
               Debt Service as the same may be from time to time.

               (2) The holders of the Senior Stock shall be entitled, at all times in preference to the holders of Junior Stock, to receive distributions equal to the amount of Allocated Debt Service. In addition, the holders of the Senior Stock shall be entitled to receive ninety-five percent (95%) of any distributions made in excess of Allocated Debt Service.

               (3) The holders of the Junior Stock shall receive five percent (5%) of any distributions made in excess of Allocated Debt Service.

               (4) Except as provided in (2) above, with respect to distributions of Allocated Debt Service, which shall be made when necessary as required pursuant to the relevant borrowing agreement, all distributions made under this paragraph B shall be made when and if determined by the Board of Directors of the Corporation and shall be made pro-rata to the holders of the Senior Stock and Junior Stock, respectively.

          C. Rights Upon Liquidation. Upon any liquidation (partial or complete), dissolution or winding up of the Corporation (a "Liquidating Event"), the Corporation shall distribute the assets of the Corporation (the "Available Assets") legally available for distribution to its stockholders after making adequate provision for (i) all contingent and other liabilities of the Corporation, including, without limitation, any and all indebtedness, fees, penalties, profits interests or other amounts or payments due from the Corporation to any creditor of the Corporation, and (ii) the fair market value of any warrants or options to acquire any equity securities of the Corporation issued by the Corporation to any creditor of the Corporation. To the extent Available Assets exist after the payment of or provision for the liabilities set forth above, such Available Assets shall be distributed to the holders of the Senior Stock and Junior Stock on the same basis as other distributions pursuant to paragraph B above.

     5. Change, Exchange, Reclassification and Cancellation of Previously Existing Classes of Shares. When this Amended and Restated Certificate of Incorporation becomes effective by virtue of its filing wit the Secretary of State of the State of Delaware, the shares of previously existing Class A Common Stock, Class B-1 Common Stock, Class B-2 Common Stock, Class C Common Stock, Class A 11% PIK Redeemable Preferred Stock (Series A), and Class A 11% PIK Redeemable Preferred Stock (Series B), all of which are now held by a single stockholder, shall be cancelled and shall be exchanged for 500 shares of Senior Stock and 500 shares of Junior Stock.

     6. Cumulative Voting Denied. Cumulative voting by the stockholders of the corporation at any election of directors of the Corporation is hereby prohibited.

     7. Registered Office, Agent. The Registered office of the Corporation is to be located at 1209 Orange Street, Wilmington, New Castle County, Delaware 19801. The name of its registered agent at such address is The Corporation Trust Company.

     8. Arrangement with Creditors. The following provisions are included for the management of the business and for the conduct of the affairs of the Corporation, and for further definition, limitation and regulation of the powers of the Corporation and of its directors and stockholders:

     Whenever a compromise or arrangement is proposed between this Corporation and its creditors or any class of them and/or between this Corporation and its stockholders or any class of them, any court of equitable jurisdiction within the State of Delaware may, on the application in a summary way of this Corporation or of any creditor or stockholder thereof or on the application of any receiver or receivers appointed for this Corporation under the provisions of section 291 of Title 8 of the Delaware Code or on the application of trustees in dissolution or of any receiver or receivers appointed for this Corporation under the provisions of section 279 of Title 8 of the Delaware Code order a meeting of the creditors or class of creditors, and/or of the stockholders or class of stockholders of this Corporation, as the case may be, to be summoned in such manner as the said court directs. If a majority in number representing three-fourths in value of the creditors or class of creditors, and/or of the stockholders or class of stockholders of this Corporation, as the case may be, agree to any reorganization of this Corporation as consequence of such compromise or arrangement, the said compromise or arrangement and the said reorganization shall, if sanctioned by the court to which the said application has been made, be binding on all the creditors or class of creditors, and/or on all the stockholders or class of stockholders, of this Corporation, as the case may be, and also on this Corporation.

     9. Director Liability. To the fullest extent permitted by the General Corporation Law of the State of Delaware, as the same exists or may hereafter be amended, a director of the Corporation shall not be liable to the Corporation or its stockholders for monetary damages for breach of fiduciary duty as a director.

     10. Indemnification. The Corporation shall indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (whether or not by or in the right of the Corporation) by reason of the fact that he is or was a director, officer, employee, or agent of the Corporation, or is or was serving at the request of the Corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, against expenses (including attorneys' fees), liability, loss, judgments, fines and amounts paid in settlement actually and reasonably incurred by him in connection with such action, suit or proceeding to the fullest extent permitted by either (i) any applicable law in effect on the date of incorporation of the Corporation, or (ii) any law which becomes effective during the existence of the Corporation and which is applicable to it.

     11. Bylaws. In furtherance of and not in limitation of the powers conferred by statute, the Board of Directors is expressly authorized to make, alter or repeal the bylaws of the Corporation.

     12. Election of Directors. Elections of directors need not be by written ballot unless the bylaws of the Corporation shall so provide.

                                     * * *

     This Amended and Restated Certificate of Incorporation of WT Acquisition Corporation has been duly adopted pursuant to Sections 242 and 245 of the General Corporation Law of the State of Delaware.

                                        WT ACQUISITION CORPORATION

                                        By: /s/ J. MERRITT BELISLE
                                            -----------------------
                                            J. Merritt Belisle
                                            Chief Executive Officer

                               STATE OF DELAWARE

                        OFFICE OF THE SECRETARY OF STATE                  PAGE 1

                         -----------------------------


          I, EDWARD J. FREEL, SECRETARY OF STATE OF THE STATE OF DELAWARE, DO HEREBY CERTIFY THE ATTACHED IS A TRUE AND CORRECT COPY OF THE CERTIFICATE OF OWNERSHIP, WHICH MERGES:
          "CALCO CONSTRUCTION COMPANY, INC.", A TEXAS CORPORATION,
          "DE-CAL CABLE, INC.", A TEXAS CORPORATION,
          "TRANSWESTERN VIDEO, INC.", A OKLAHOMA CORPORATION,
          WITH AND INTO "WT ACQUISITION CORPORATION" UNDER THE NAME OF "WT ACQUISITION CORPORATION", A CORPORATION ORGANIZED AND EXISTING UNDER THE LAWS OF THE STATE OF DELAWARE, AS RECEIVED AND FILED IN THIS OFFICE THE TWENTY-SECOND DAY OF DECEMBER, A.D. 1997, AT 3 O'CLOCK P.M.





                            [SEAL]     /s/ EDWARD J. FREEL
                                     ----------------------------------------
                                       Edward J. Freel, Secretary of State


2309758 8100M                        AUTHENTICATION: 9208999

981283358                                      DATE: 07-21-98

Delaware

                      CERTIFICATE OF OWNERSHIP AND MERGER
                                       OF
                        CALCO CONSTRUCTION COMPANY, INC.
                               DE-CAL CABLE, INC.
                                      AND
                            TRANSWESTERN VIDEO, INC.
                                      INTO
                           WT ACQUISITION CORPORATION

IT IS HEREBY CERTIFIED THAT:

     1. This merger is pursuant to Section 253 of the Delaware General Corporation Law.

     2. The names and states of incorporation of each of the constituent corporations of the merger are:



                    Name                          State of Incorporation
                    ----                          ----------------------

          WT Acquisition Corporation                   Delaware
               (surviving corporation)

          Calco Construction Company, Inc.             Texas
               (terminating corporation)

          De-Cal Cable, Inc.                           Texas
               (terminating corporation)

          Transwestern Video, Inc.                     Oklahoma
               (terminating corporation)


     3. WT Acquisition Corporation is the owner of 100% of the outstanding shares of stock of each of Calco Construction Company, Inc., De-Cal Cable, Inc., and Transwestern Video, Inc.

     4. The following resolution in favor of the merger was adopted by unanimous consent of the Board of Directors of WT Acquisition Corporation on December 1, 1997:

          RESOLVED, that the Corporation merge into itself its wholly-owned subsidiaries, Calco Construction Company, Inc., De-Cal Cable, Inc., and Transwestern Video, Inc., and assume as the surviving corporation all of the obligations of such subsidiaries, pursuant to Section 253 of the General Corporation Law of Delaware, Section 1083 of the Oklahoma General Corporation Act, and Article 5.16 of the Texas Business Corporation Act.

     5.   The name of the surviving corporation is WT Acquisition Corporation.

     6. The certificate of incorporation of the surviving corporation is the Certificate of Incorporation of WT Acquisition Corporation as it now exists.

IN WITNESS WHEREOF, the surviving corporation has caused this Certificate of Ownership and Merger to be executed by its President and attested by its Secretary, this 1st day of December, 1997.

                                                  WT ACQUISITION CORPORATION

                                                  By: /s/ STEVEN E. SEACH
                                                     ------------------------
                                                     Steven E. Seach
                                                     President

ATTEST:

By: /s/ BRYAN NOTEBOOM
    ------------------------
    Bryan Noteboom
    Secretary